EXHIBIT 32.2
G&K SERVICES INC.
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report of G&K Services, Inc. (the “Company”) on Form 10-Q for the period ended September 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jeffrey L. Wright, Senior Vice President and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 2, 2007

By:	/s/ Jeffrey L. Wright
Jeffrey L. Wright, Senior Vice President and Chief Financial Officer
(Principal Financial Officer)